Loss Per Share	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Loss Per Share	Loss Per Share
The computation of basic loss per share (“EPS”) is based on the weighted average number of shares outstanding during the period. Diluted EPS does not include the effect of the assumed conversion of potentially dilutive instruments which are 1,110,000 share options outstanding issued to employees and directors as at June 30, 2021, and convertible bonds with a conversion price of $31.7946 for a total of 11,008,159 shares. Due to our current loss-making position and the share price being less than the conversion price of the convertible bonds these are deemed to have an anti-dilutive effect on our EPS.

	3 months ended June 30, 2021	3 months ended June 30, 2020	6 months ended June 30, 2021	6 months ended June 30, 2020
Basic loss per share	(0.22)	(0.83)	(0.43)	(1.62)
Diluted loss per share	(0.22)	(0.83)	(0.43)	(1.62)
Issued ordinary shares at the end of the period	274,436,351	158,431,911	274,436,351	158,431,911
Weighted average numbers of shares outstanding for the period	274,436,351	131,612,941	266,363,553	121,215,646
There are no share options that would be considered dilutive under the “if converted method” for the three and six months ended June 30, 2021 and 2020.
Following our equity offering which closed on January 26, 2021 and in accordance with the loan agreement for the Company's $350 million 3.875% Senior Unsecured Convertible Bonds, an adjustment to the conversion price from $32.7743 to $31.7946 per depository receipt listed on Oslo Stock Exchange was triggered.